EXHIBIT 10.2













                            DESA HOLDINGS CORPORATION

                               PURCHASE AGREEMENT

                         17,400.17827 Shares of Series C
                       12% Senior Redeemable Exchangeable
                                Pay-In-Kind Stock

                          Warrants to Purchase 260,212
                             Shares of Common Stock

                         638,693 Shares of Common Stock




                              DATED October 9, 1998




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                                                 TABLE OF CONTENTS

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


Section 1.        Authorization and Closing.......................................................................1
                  1.01     Authorization of Securities............................................................1
                  1.02     Purchase and Sale of the Series C Preferred, Warrants, and the
                           Voting Common..........................................................................1
                  1.03     The Closing............................................................................2

Section 2.        Conditions of Each Purchaser's Obligation at the Closing........................................2
                  2.01     Representations and Warranties; Covenants..............................................2
                  2.02     Stockholders Agreement.................................................................2
                  2.03     Tagalong Agreement.....................................................................2
                  2.04     Sale of Purchased Securities to Each Purchaser.........................................3
                  2.05     Securities Law Compliance..............................................................3
                  2.06     Senior Documents.......................................................................3
                  2.07     Opinion of the Company's Counsel.......................................................3
                  2.08     Closing Documents......................................................................3
                  2.09     Proceedings............................................................................4
                  2.10     Expenses...............................................................................4
                  2.11     Compliance with Applicable Laws........................................................4
                  2.12     Waiver.................................................................................4

Section 3.        Covenants.......................................................................................5
                  3.01     Financial Statements and Other Information.............................................5
                  3.02     Inspection of Property.................................................................7
                  3.03     Attendance at Board Meetings...........................................................7
                  3.04     Affirmative Covenants..................................................................8
                  3.05     Series C Preferred and Exchange Note Covenants.........................................9
                  3.06     Allocation of the Purchase Price......................................................19
                  3.07     Current Public Information............................................................19

Section 4.        Transfer of Purchased Securities...............................................................19
                  4.01     General Provisions....................................................................19
                  4.02     Rule 144A.............................................................................19
                  4.03     Legend Removal........................................................................19

Section 5.        Representations and Warranties of the Company..................................................20
                  5.01     Organization, Corporate Power and Licenses............................................20
                  5.02     Capital Stock and Related Matters.....................................................20
                  5.03     Series C Preferred, Warrants, Warrant Stock and Common Stock..........................21

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                  5.04     Subsidiaries; Investments.............................................................21
                  5.05     Authorization; No Breach..............................................................22
                  5.06     Financial Statements..................................................................22
                  5.07     Absence of Undisclosed Liabilities....................................................23
                  5.08     No Material Adverse Change............................................................23
                  5.09     Absence of Certain Developments.......................................................23
                  5.10     Tax Matters...........................................................................24
                  5.11     Contracts and Commitments.............................................................25
                  5.12     Intellectual Property Rights..........................................................26
                  5.13     Litigation, etc.......................................................................26
                  5.14     Brokerage.............................................................................26
                  5.15     Governmental Consent, etc.............................................................27
                  5.16     Insurance.............................................................................27
                  5.17     Employees.............................................................................27
                  5.18     Compliance with Laws..................................................................27
                  5.19     Affiliated Transactions...............................................................27
                  5.20     Disclosure............................................................................28
                  5.21     Knowledge.............................................................................28

Section 6.        Representations and Warranties of Sellers......................................................28
                  6.01     Organization and Good Standing........................................................28
                  6.02     Execution of Agreement................................................................28
                  6.03     Authorization; No Breach..............................................................28
                  6.04     Ownership of Purchased Securities.....................................................29

Section 7.        Representations and Warranties of Purchasers...................................................29
                  7.01     Purchaser's Investment Representations................................................29
                  7.02     Organization and Good Standing........................................................29
                  7.03     Execution of Agreement................................................................29
                  7.04     Authorization; No Breach..............................................................29

Section 8.        Definitions....................................................................................30
                  8.01     Definitions...........................................................................30

Section 9.        Miscellaneous..................................................................................33
                  9.01     Expenses..............................................................................33
                  9.02     Remedies..............................................................................34
                  9.03     Legend................................................................................34
                  9.04     Consent to Amendments.................................................................34
                  9.05     Survival of Representations and Warranties............................................34
                  9.06     Treatment of the Preferred Stock......................................................35

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                  9.07     Successors and Assigns................................................................35
                  9.08     Capital and Surplus; Special Reserves.................................................35
                  9.09     Severability..........................................................................35
                  9.10     Counterparts..........................................................................35
                  9.11     Descriptive Headings; Interpretation..................................................35
                  9.12     Governing Law.........................................................................36
                  9.13     Notices...............................................................................36
                  9.14     No Strict Construction................................................................36
                  9.15     Indemnification.......................................................................36

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                            DESA HOLDINGS CORPORATION

                               PURCHASE AGREEMENT


                  THIS AGREEMENT is made as of October 9, 1998, by and among JWC Equity Funding, Inc. ("JWC"), and UBS Capital LLC ("UBS") (UBS and JWC collectively, "Sellers"), and the Persons listed on the Schedule of Purchasers attached hereto (collectively referred to herein as the "Purchasers" and individually as a "Purchaser") and Desa Holdings Corporation (the "Company"). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 7 hereof.

                  The parties hereto agree as follows:

         Section 1.        Authorization and Closing.

                  1.01     Authorization of Securities.

                  The Company has issued to Sellers an aggregate of 18,849.84110 shares of Series C 12% Senior Redeemable Exchangeable Pay-In-Kind Preferred Stock (the "Series C Preferred") of which 17,600 shares were issued as part of the recapitalization of the Company on November 26, 1997, and the balance of which shares were issued to Sellers as a paid-in-kind dividend as of June 30, 1998.

                  Together with the Series C Preferred purchased as part of the recapitalization, the Sellers also acquired warrants to purchase an aggregate of 463,231.9468 shares of the nonvoting common stock, par value $.01 per share, of the Company. Through purchases in the recapitalization and subsequent transactions, the Sellers also hold an aggregate of 3,986,995.9831 shares of the common stock, par value $.01 per share, of the Company (the "Voting Common").

                  1.02 Purchase and Sale of the Series C Preferred, Warrants, and the Voting Common. Subject to the terms and conditions set forth in this Agreement, and in reliance on the representations and warranties contained herein, at the Closing, Sellers shall sell, transfer, assign and deliver to each Purchaser and, each Purchaser shall purchase from Sellers the number of shares of Series C Preferred and Voting Common, along with warrants to purchase the number of warrant shares of the non-voting common stock, par value $.01 per share, of the Company set forth opposite such Purchaser's name on the Schedule of Purchasers attached hereto (the "Original Purchased Securities"). In consideration for the Original Purchased Securities, Purchasers shall pay to Sellers the purchase price set forth opposite such Purchaser's name on the Schedule of Purchasers on the Closing Date (the "Purchase Price"). Each purchase of Original Purchased Securities hereunder by a Purchaser constitutes a separate purchase and each Purchaser and each Seller shall not be jointly or otherwise responsible for any Original Purchased Securities not set forth opposite such Purchaser's and Seller's name on the Schedule of Purchasers and Sellers attached hereto. At the Closing (as defined herein), the Company agrees to issue to each Purchaser warrants, in the form of Exhibit A (the "Warrants"), to purchase shares of Voting Stock (the "Warrant Shares") as set forth


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opposite  such  Purchaser's  name on the  Schedule  of  Purchasers  and  Sellers attached hereto, in exchange for the warrants purchased by the Purchasers from the Sellers herein (the Original Purchased Securities plus the Warrants to Purchase Warrant Shares, collectively, the "Purchased Securities").

                  1.03 The Closing. Subject to satisfaction of the conditions and upon the terms hereunder, the closing of the separate purchases and sales of the Purchased Securities (the "Closing") shall take place at 10:00 a.m. (C.S.T.) on October 9, 1998, or at such other place or on such other date as may be mutually agreeable to each Purchaser. At the Closing, each Seller shall deliver stock certificates and warrants evidencing the Original Purchased Securities being sold by such Seller, together with instruments of transfer duly endorsed, and the Company shall deliver to each Purchaser stock certificates and warrants evidencing the Original Purchased Securities to be purchased by such Purchaser, registered in such Purchaser's or its nominee's name, upon payment of the Purchase Price thereof by wire transfer of immediately available funds to accounts specified by the Sellers to the Purchasers in writing prior to the Closing, in the aggregate amount set forth opposite such Purchaser's name on the Schedule of Purchasers.

                  At the Closing, the Company will deliver to the Purchasers the Warrants, registered in such Purchaser's or its nominee's name, as set forth opposite such Purchaser's name on the Schedule of Purchasers and Sellers attached hereto, against delivery to the Company by the Purchasers of the warrants purchased by them herein.

         Section 2. Conditions of Each Purchaser's Obligation at the Closing. In the event that any of the following conditions are not satisfied, then no Purchaser shall be obligated to proceed with the purchase of the Purchased Securities. The obligation of each Purchaser to purchase and pay for the Purchased Securities at the Closing is subject to the satisfaction as of the Closing of the following conditions:

                  2.01 Representations and Warranties; Covenants. The representations and warranties contained in Section 5 and Section 6 hereof shall be true and correct in all material respects at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein, and Sellers and the Company shall have performed in all material respects all of the covenants required to be performed by such party hereunder prior to the Closing.

                  2.02 Stockholders Agreement. The Company, the Purchasers, Sellers and each other holder of capital stock of the Company shall have entered into an Amended and Restated Stockholders Agreement in form and substance as set forth in Exhibit B attached hereto (the "Amended Stockholders Agreement"), and the Amended Stockholders Agreement shall be in full force and effect as of the Closing without further amendment or modification.

                  2.03 Tagalong Agreement. The Company, J.W. Childs Equity Partners, L.P. and the Purchasers shall have entered into a Preferred Stock Tagalong Agreement in form and substance

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as set forth in Exhibit C attached hereto (the "Preferred Tagalong  Agreement"), and the Preferred Tagalong Agreement shall be in full force and effect as of the Closing without further amendment or modification.

                  2.04 Sale of Purchased Securities to Each Purchaser. Sellers shall have simultaneously sold to each Purchaser the Purchased Securities to be purchased by such Purchaser hereunder at the Closing and shall have received payment therefor in full.

                  2.05 Securities Law Compliance. Sellers and the Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the sale of the Purchased Securities pursuant to this Agreement in compliance with such laws.

                  2.06 Senior Documents. The Company shall be in compliance in all material respects with each and every provision of the Senior Credit Facility and the Senior Subordinated Note Indenture.

                  2.07 Opinion of the Company's Counsel. Each Purchaser shall have received from Sullivan & Worcester LLP, counsel for JWC and the Company, an opinion addressed to each Purchaser, dated the date of the Closing that is in form and substance as set forth in Exhibit D hereto.

                  2.08 Closing Documents. (i) At or before the Closing, JWC shall have delivered to each Purchaser all of the following documents:

                           (a) an Officer's Certificate (or equivalent document), dated the date of the Closing, certifying its compliance with the conditions specified in Sections 2.01 and 2.05;

                           (b) certified  copies of the resolutions duly adopted
                  by its board of directors (or equivalent body) authorizing the execution, delivery and performance of this Agreement and each of the other agreements and documents contemplated hereby; and

                           (c) such other documents relating to the transactions
                  contemplated hereby as any Purchaser or its special counsel may reasonably request.

                  (ii) at or before the Closing, UBS shall have delivered to each Purchaser all of the following documents:

                           (a) an Officer's Certificate (or equivalent document), dated the date of the Closing, certifying its compliance with the conditions specified in Sections 2.01 and 2.05;

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                           (b) an Officer's Certificate (or equivalent document)
                  certifying that all limited liability company action required to duly authorize the execution, delivery and performance of this Agreement and each of the other agreements and documents contemplated hereby by UBS has been taken; and

                           (c) such other documents relating to the transactions
                  contemplated hereby as any Purchaser or its special counsel may reasonably request.

                  (iii) At or before the Closing, the Company shall have delivered to each Purchaser all of the following documents:

                           (a) an Officer's  Certificate,  dated the date of the
                  Closing,   certifying  its  compliance   with  the  conditions
                  specified in Sections 2.01, 2.05 and 2.06;

                           (b) certified  copies of the resolutions duly adopted
                  by the Company's board of directors authorizing the execution, delivery and performance of this Agreement and each of the other agreements and documents contemplated hereby;

                           (c) copies of all third party and governmental consents, approvals and filings required in connection with the consummation of the transactions hereunder (including, without limitation, all blue sky law filings and waivers of all preemptive rights and rights of first refusal); and

                           (d) such other documents relating to the transactions
                  contemplated hereby as any Purchaser or its special counsel may reasonably request.

                  2.09 Proceedings. All corporate and other proceedings taken or required to be taken by the Company in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Purchaser and its special counsel.

                  2.10  Expenses.   At  the  Closing,  the  Company  shall  have
reimbursed the Purchasers for the fees and expenses of their special counsel as provided in Section 9.01 hereof.

                  2.11 Compliance with Applicable Laws. The purchase of Purchased Securities by each Purchaser hereunder shall not be prohibited by any applicable law or governmental rule or regulation and shall not subject such Purchaser to any penalty, liability or, in such Purchaser's sole judgment, other onerous condition under or pursuant to any applicable law or governmental rule or regulation, and the purchase of the Purchased Securities by each Purchaser hereunder shall be permitted by laws, rules and regulations of the jurisdictions and governmental authorities and agencies to which such Purchaser is subject.


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                  2.12 Waiver. Any condition  specified in this Section 2 may be waived if consented to by each Purchaser; provided that no such waiver shall be effective against any Purchaser unless it is set forth in a writing executed by such Purchaser.

         Section 3.        Covenants.

                  3.01 Financial Statements and Other Information. The Company covenants that it shall deliver to each Purchaser (so long as such Purchaser holds any Series C Preferred or Exchange Notes) and to each Holder of at least 10% of the outstanding shares of Series C Preferred or Exchange Notes:

                  (i) as soon as available but in any event within 30 days after the end of each monthly accounting period ending after the date hereof (other than the last month of each fiscal year), unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and unaudited consolidated balance sheets of the Company and its Subsidiaries as of the end of such monthly period, setting forth in each case comparisons to the Company's annual budget and to the corresponding period in the preceding fiscal year, and all such statements shall, except as otherwise noted therein, be prepared in accordance with generally accepted accounting principles, consistently applied (subject to normal year-end adjustments and the addition of footnotes) and shall be certified by the Company's chief financial officer;

                  (ii) within 45 days after the end of each fiscal quarter ending after the date hereof, an Officer's Certificate stating that neither the Company nor any of its Subsidiaries is in default under any of its agreements evidencing indebtedness in an amount greater than $10 million or, if any such default exists, specifying the nature and period of existence thereof and what actions the Company and its Subsidiaries have taken and propose to take with respect thereto;

                  (iii) within 90 days after the end of each fiscal year ending after the date hereof, consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, and consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year, setting forth in each case comparisons to the Company's annual budget and to the preceding fiscal year, accompanied by a report, without material qualification, of an independent accounting firm of recognized national standing to the effect that such financial statements have been prepared, except as may be otherwise noted therein, in accordance with generally accepted accounting principles consistently applied; provided, however, that if the Company is required to file a Form 10-K, delivery of a copy thereof shall satisfy this Section 3.01(iii);

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                  (iv)  within 90 days  after the  commencement  of each  fiscal year, projected monthly balance sheets and statements of income for such fiscal year prepared by management of the Company;

                  (v) promptly upon the discovery thereof, notice of any litigation or administrative proceeding to which the Company or any of its subsidiaries shall have hereafter become a party which has or is reasonably likely to have a material adverse effect on the business, assets or financial condition of the Company and its subsidiaries taken as a whole;

                  (vi) promptly upon any executive officer of the Company obtaining knowledge of any default, on the part of the Company or any of its Subsidiaries, with respect to indebtedness for borrowed money involving in excess of $25,000,000 in principal amount, a notice specifying the nature and period of existence and the action the Company or any of its subsidiaries has taken, is taking or proposes to take with respect thereto;

                  (vii) within ten days after  transmission  thereof,  copies of all financial statements, proxy statements, reports and any other general written communications which the Company sends to its stockholders and copies of all registration statements and all reports on Form 10-K, 10-Q or 8-K (or such successor forms as may be adopted) which it files with the Securities and Exchange Commission or with any securities exchange on which any of its securities are then listed;

                  (viii) with reasonable promptness, such other information and financial data concerning the Company and its Subsidiaries as any Person entitled to receive information under this Section 3.01 may reasonably request.

The Company  acknowledges that each of the financial  statements  referred to in
Section 3.01 shall be true and correct in all material respects as of the dates and for the periods stated therein, subject in the case of the unaudited financial statements to changes resulting from normal year-end adjustments.

Except as otherwise required by law or judicial order or decree or by any governmental agency or authority, each Person entitled to receive information regarding the Company and its Subsidiaries pursuant to this Agreement, including without limitation, Sections 3.01, 3.02 and 3.03 hereof, agrees to keep confidential the information obtained by it hereunder, except such information and materials as (A) are or become generally available to the public other than as a result of a disclosure in violation of this Agreement, (B) was independently acquired or developed by such Person without violating any of its obligations under this Agreement, or (C) becomes available to such Person on a nonconfidential basis from a person who is not and was not to such Person's knowledge bound by a confidentiality obligation to the Company, or is not and was not otherwise prohibited from transmitting such information or materials to such Person. Notwithstanding the foregoing, each of the Purchasers shall have the right to disclose such information or materials to (i) any prospective purchaser of Purchased Securities owned by such Purchaser; provided that such prospective

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purchaser shall have executed and delivered a confidentiality  and nondisclosure agreement in form and substance reasonably  satisfactory to the Company and (ii)
to  such  Purchaser's  Affiliates,   accountants,  lawyers,  bankers  and  other
professionals, as reasonably necessary and (iii) as required by applicable law.

Each of the Purchasers acknowledges that securities laws prohibit any person who has received material non-public information regarding the Company or its subsidiaries from purchasing or selling securities of the Company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Each of the Purchasers agrees that it will not, at any time that it has received material non-public information regarding the Company or its subsidiaries, purchase or sell securities of the Company in violation of such securities laws or communicate such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities in violation of such securities laws.

                  3.02 Inspection of Property. The Company covenants with each Purchaser that, for so long as such Purchaser and its Affiliates hold in the aggregate at least one quarter (1/4) of the number of shares (subject to appropriate adjustment to reflect any split or combination of shares) of Series C Preferred (or the equivalent in principal amount of Exchange Notes) originally purchased by them hereunder, or, if earlier, until the Public Float Date (as defined in the Amended Stockholders Agreement), the Company shall permit any representatives who are designated by such Purchaser upon reasonable notice, at reasonable intervals, and during normal business hours, at such Purchaser's expense, to (i) visit and inspect any of the properties of the Company and its Subsidiaries, (ii) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of the Company and its Subsidiaries with the directors and executive officers and independent accountants of the Company and its Subsidiaries; provided, however, that the right to discuss the affairs, finances and accounts of the Company and its Subsidiaries with such accountants shall exist only when the Company is not a reporting company under the Securities Act of 1934. The presentation of an executed copy of this Agreement by any Purchaser to the Company's independent accountants shall constitute the Company's permission to its independent accountants to participate in discussions with such Persons.

                  3.03 Attendance at Board Meetings. The Company covenants with each Purchaser that, (i) for so long as such Purchaser and its Affiliates hold in the aggregate at least one-quarter (1/4) of the number of shares (subject to appropriate adjustment to reflect any split or combination of shares) of Series C Preferred (or the equivalent in principal amount of Exchange Notes) originally purchased by them hereunder, or, if earlier, until the Public Float Date (as defined in the Amended Stockholders Agreement), and (ii) at any time, prior to or after the Public Float Date, during which the right of the holders of Series C Preferred to elect a director pursuant to Section 6(c) of the Certificate shall have been suspended pursuant to Section 6(c)(v) of the Certificate and during which such Purchaser or its Affiliates hold any shares of Series C Preferred, the Company shall give such Purchaser notice of each meeting of its board of directors and each committee thereof at the same

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time and by the same means as such notice is provided to members of the board or such committee, and the Company shall permit a single representative of such Purchaser and its Affiliates to attend as an observer all meetings of its board of directors and all committees thereof; and each such representative shall be given the opportunity to listen to telephonic meetings. Any such representative shall recuse himself or herself from any such meeting during the board of directors' or the committee's discussions, deliberations and voting on matters with respect to which the board of directors or the committee determines, in good faith, such representative's presence presents a conflict of interest. Each representative shall be entitled to receive all written materials and other information (including, without limitation, copies of meeting minutes) given to directors in connection with such meetings at the same time such materials and information are given to the directors. If the Company takes any action by written consent in lieu of a meeting of its board of directors or of any committee thereof, the Company shall give a copy thereof to each such representative promptly following the effective date of such consent.

                  3.04 Affirmative Covenants. The Company covenants with the Holders that so long as any Series C Preferred or Exchange Notes remains outstanding, the Company shall, and shall cause each Subsidiary to:

                  (i) cause to be done all things necessary to maintain, preserve and renew its corporate existence and all material licenses, authorizations and permits necessary to the conduct of its businesses where failure to so comply would have a material adverse effect on the financial condition, assets or business of the Company and its Subsidiaries taken as a whole;

                  (ii) maintain and keep its properties in good repair, working order and condition, and from time to time make all repairs, renewals and replacements which in the reasonable opinion of the Company are necessary, so that its businesses may be properly and advantageously conducted at all times;

                  (iii) pay and discharge when payable all taxes, assessments and governmental charges imposed upon its properties or upon the income or profits therefrom (in each case before the same becomes delinquent and before penalties accrue thereon) and all material claims for labor, materials or supplies which if unpaid would by law become a Lien upon any of its property unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with generally accepted accounting principles, consistently applied) have been established on its books with respect thereto;

                  (iv) comply with all applicable laws, rules and regulations of all governmental authorities, the violation of which would reasonably be expected to have a material adverse effect upon the financial condition, assets, or business of the Company and its Subsidiaries taken as a whole;

                  (v) apply for and continue in force with good and responsible insurance companies such types and amounts of insurance as the Company's executive officers, after consultation with an accredited insurance broker, shall have determined to be necessary or appropriate to protect the Company from the insurable hazards or risks associated with the conduct of the Company's business, except that the Company or any Subsidiary may effect worker's compensation or similar insurance in respect of operations in any state or other jurisdiction either through an insurance fund operated by such state or other jurisdiction or by causing to be maintained a system or systems of self-insurance which is in accord with applicable laws;

                  (vi) maintain proper books of record and account which present fairly in all material respects its financial condition and results of operations and make provisions on its financial statements for all such proper reserves as in each case are required in accordance with generally accepted accounting principles, consistently applied.

                  3.05 Series C Preferred and Exchange Note Covenants. Notwithstanding anything to the contrary in the Certificate, including the Exchange Note attached as Exhibit A to the Certificate, the Purchasers or Holders (as designated) shall have additional and independent rights as set forth in the following covenants:

                  (i) Payment Covenant. In addition to and without limiting in any way the obligations of the Company under the Certificate or the Exchange Notes, the Company covenants with the Purchasers that all amounts actually paid after the date hereof in cash by the Company in respect of the Series C Preferred or the Exchange Notes to any Purchaser (or its Affiliates) shall be paid by wire transfer.

                  (ii) Notice Covenant. In addition to and without limiting in any way the obligations of the Company set forth in Section 4(b)(i) of the Certificate or Section 2.2(a) of the Exchange Note, the Company covenants with the Holders that notice of Change of Control shall be given to the holders of Series C Preferred or Exchange Notes not less than thirty (30) days prior to such Change of Control, to the extent the Company has knowledge of the matters to be set forth therein. Such notice shall set forth, in addition to the statements described in Sections 4(b)(i)(A), (B), and (C) of the Certificate or Sections 2.2(a)(i), (ii), and (iii) of the Exchange Note, the Company's calculation and estimate of the amount of Cash Available for Redemption as of the date of the Change of Control if any Senior Subordinated Notes will remain outstanding after such Change of Control; provided, however, that any failure to give or receive such notice or any defect therein shall not affect the legality or validity or effectiveness of any such Change of Control.

                  (iii) Repurchase Covenants. In addition to and without limiting in any way the obligations of the Company under the Certificate or the Exchange Notes, the Company covenants with the Holders that, in the event of a Change of Control (as defined in the Senior Subordinated Note Indenture), to the extent that the Company may do so in compliance with and without causing (with or without the lapse of time or the giving of notice or both) a breach or violation of or default or event of default under any law or any note, bond, debenture, indenture or other agreement or instrument governing indebtedness for borrowed money of the Company or Desa International, Inc. at the time applicable to the Company or Desa International, Inc. (including, without limitation, the Senior Subordinated Note Indenture, the Credit Agreement, dated as of November 26, 1997, among Desa International, Inc., the Company, the banks, financial institutions and other institutional lenders listed on the signature pages thereof as the initial lenders, the initial issuing bank and the swing line bank named therein, NationsBank, N.A., as administrative agent, UBS Securities LLC as co- arranger and documentation agent and NationsBanc Montgomery Securities, Inc. as co-arranger and syndication agent, as amended and in effect from time to time (the "Credit Agreement"), and any indentures, credit or loan agreements hereafter executed in connection with any refinancing or replacement of the Senior Subordinated Note Indenture or the Credit Agreement):

                           (a)      Offer to Repurchase.

                                    (I) Initial Offer to  Repurchase.  Within 10
                           business days after a Change of Control (as defined in the Senior Subordinated Note Indenture), the Company shall, unless the Company shall have theretofore given notice of either the optional redemption by the Company of all of the outstanding shares of Series C Preferred pursuant to Section 4(a)(i) of the Certificate or of all of the Exchange Notes pursuant to Section 2.1 of the Exchange Notes, make an Offer to Repurchase. On the Repurchase Date specified in such Offer to Repurchase, the Company shall (A) accept for payment the lesser of

                                            (i) all of the  shares  of  Series C
                                    Preferred or Exchange Notes validly tendered by each Holder thereof pursuant to such Offer to Repurchase on or prior to the Expiration Date for such Offer to Repurchase and

                                            (ii) such number of shares of Series
                                    C Preferred or Exchange Notes held of record
                                    by such Holder as shall equal the product of
                                    (a) all of the shares of Series C  Preferred
                                    Stock or Exchange Notes validly  tendered by
                                    such Holder in accordance with such Offer to
                                    Repurchase multiplied by (b) a fraction, the
                                    numerator  of  which  shall  be equal to the
                                    Cash Available for Repurchase, determined as
                                    provided   in  this   Section   as  of  such
                                    Repurchase Date, and the denominator of which shall be equal to the aggregate of the Repurchase Price, as of such Repurchase Date for all of the shares of Series C Preferred Stock or Exchange Notes so validly tendered by Holders of Series C Preferred Stock or Exchange Notes;

                           (B) pay to the Holders thereof the Repurchase Price therefor in cash; (C) cancel and retire each surrendered certificate representing shares of Series C Preferred or Exchange Note validly tendered; and,
                           (D) in case fewer than all the shares represented by any certificate validly tendered pursuant to such Offer to Repurchase are to be repurchased, issue a new certificate representing the remaining shares or, in case less than all of the outstanding principal amount of any Exchange Note validly tendered pursuant to such Offer to Repurchase is to be repurchased, the Company shall, at its option, either return to the Holder thereof such Exchange Note with appropriate notation of payment or issue a new Exchange Note or Notes to such Holder in an aggregate principal amount equal to the then unpaid principal amount hereof, in either case without cost to the Holder hereof.

                                    (II) Subsequent Offers to Repurchase. Within
                           10 business days after each June 30th and December 31st occurring at least three months after such Change of Control (as defined in the Senior Subordinated Note Indenture), unless none of the Series C Preferred or Exchange Notes shall remain outstanding, the Company shall make an Offer to Repurchase. On the Repurchase Date specified in such Offer to Repurchase, the Company shall (A) accept for payment the lesser of

                                            (i) all of the  shares  of  Series C
                                    Preferred or Exchange Notes validly tendered by each Holder thereof pursuant to such Offer to Repurchase on or prior to the Expiration Date for Offer to Repurchase and

                                            (ii) such number of shares of Series
                                    C Preferred or Exchange Notes held of record
                                    by such Holder as shall equal the product of
                                    (a) all of the shares of Series C  Preferred
                                    Stock or Exchange Notes validly  tendered by
                                    such Holder in accordance with such Offer to
                                    Repurchase multiplied by (b) a fraction, the
                                    numerator  of  which  shall  be equal to the
                                    Cash Available for Repurchase, determined as
                                    provided   in  this   Section   as  of  such
                                    Repurchase Date, and the denominator of which shall be equal to the aggregate of the Repurchase Price, as of such Repurchase Date, for all of the shares of Series C Preferred Stock or Exchange Notes validly tendered by Holders of Series C Preferred Stock or Exchange Notes;

                           (B) pay to the Holders thereof the Repurchase Price therefor in cash; (C) cancel and retire each surrendered certificate representing shares of Series C Preferred or Exchange Note validly tendered; and,
                           (D) in case fewer than all the shares represented by any certificate validly tendered pursuant to such Offer to Repurchase are to be repurchased, issue a new certificate representing the remaining shares or, in case less than all of the outstanding principal amount of any Exchange Note validly tendered pursuant to such Offer to Repurchase is to be repurchased, the Company shall, at its option, either return to the Holder thereof such Exchange Note with appropriate notation of payment or issue a new Exchange Note or Notes to such Holder in an aggregate principal amount equal to the then unpaid principal amount hereof, in either case without cost to the Holder hereof.

                                    (III) The  Company  acknowledges  and agrees
                           that notwithstanding anything to the contrary under this Section 3.05(iii):

                                            (A) if at any  Repurchase  Date  for
                                    any Offer to Repurchase  (x) there is not in
                                    force or effect any note,  bond,  debenture,
                                    indenture or other  agreement or  instrument
                                    governing indebtedness for borrowed money of
                                    the  Company  or  Desa  International,  Inc.
                                    applicable    to   the   Company   or   Desa
                                    International,   Inc.  (including,   without
                                    limitation,  the  Senior  Subordinated  Note
                                    Indenture  and the Credit  Agreement) or (y)
                                    one  or  more  notes,   bonds,   debentures,
                                    indentures    or   other    agreements    or
                                    instruments   governing   indebtedness   for
                                    borrowed   money  of  the  Company  or  Desa
                                    International,  Inc. is in force and effect,
                                    but no such note,  bond,  debenture or other
                                    agreement   or   instrument   restricts   or
                                    prohibits the purchase,  redemption or other
                                    acquisition  or retirement  for value of the
                                    Series C Preferred or Exchange  Notes,  then
                                    in either case (x) or (y) the  Company  will
                                    be   obligated   on  and   subject   to  the
                                    provisions of this Section 3.05(iii) to accept for payment the lesser of

                                                     (i)  all of the  shares  of
                                            Series C Preferred or Exchange Notes
                                            validly   tendered  by  each  Holder
                                            thereof  pursuant  to such  Offer to
                                            Repurchase   on  or   prior  to  the
                                            Expiration  Date for  such  Offer to
                                            Repurchase and

                                                     (ii) such  number of shares
                                            of Series C  Preferred  or  Exchange
                                            Notes held of record by such  Holder
                                            as shall  equal the  product  of (a)
                                            all  of  the   shares  of  Series  C
                                            Preferred  Stock or  Exchange  Notes
                                            validly  tendered  by such Holder in
                                            accordance   with   such   Offer  to
                                            Repurchase   multiplied   by  (b)  a
                                            fraction,  the  numerator  of  which
                                            shall be equal to the maximum dollar
                                            amount   of   shares   of  Series  C
                                            Preferred or the Exchange Notes that
                                            the  Company  could,  on such  date,
                                            purchase,    redeem   or   otherwise
                                            acquire or retire for value  without
                                            causing  (with or without  the lapse
                                            of time or the  giving  of notice or
                                            both) a breach  or  violation  of or
                                            default or
                                            event of default  under any law, and
                                            the  denominator  of which  shall be
                                            equal  to  the   aggregate   of  the
                                            Repurchase   Price,   as   of   such
                                            Repurchase  Date,  for  all  of  the
                                            shares of Series C  Preferred  Stock
                                            or Exchange  Notes validly  tendered
                                            by  Holders  of  Series C  Preferred
                                            Stock or Exchange Notes; and

                                    (IV)   For    purposes   of   this   Section
                                    3.05(iii)(a):

                                            (A) "Cash  Available for Repurchase"
                                    shall  mean,  as of any  date,  the  maximum
                                    dollar   amount   of   shares  of  Series  C
                                    Preferred  or the  Exchange  Notes  that the
                                    Company  could,  on  such  date,   purchase,
                                    redeem or  otherwise  acquire  or retire for
                                    value  without  causing (with or without the
                                    lapse of time or the  giving  of  notice  or
                                    both) a breach or violation of or default or
                                    event of default  under any law or any note,
                                    bond,   debenture,    indenture   or   other
                                    agreement    or     instrument     governing
                                    indebtedness   for  borrowed  money  of  the
                                    Company or Desa  International,  Inc. at the
                                    time  applicable  to  the  Company  or  Desa
                                    International,   Inc.  (including,   without
                                    limitation,  the  Senior  Subordinated  Note
                                    Indenture,  the  Credit  Agreement  and  any
                                    indentures,   credit   or  loan   agreements
                                    hereafter executed in connection with any refinancing or replacement of the Senior Subordinated Note Indenture or the Credit Agreement).

                                            (B) "Offer to Repurchase" shall mean
                                    a written offer to each registered Holder of
                                    Series C Preferred or Exchange Notes at such
                                    Holder's address appearing in the records of
                                    the  Company  on the  date of the  Offer  to
                                    Repurchase, offering to purchase in cash all
                                    outstanding  shares of Series C Preferred or
                                    Exchange  Notes, on and subject to the terms
                                    and  provisions  of  this  Section,  at  the
                                    Repurchase   Price,   and  unless  otherwise
                                    required by  applicable  law,  each Offer to
                                    Repurchase  shall specify an expiration date
                                    (the  "Expiration  Date")  of such  Offer to
                                    Repurchase  which  shall be,  subject to any
                                    contrary requirements of applicable law, not
                                    less than 30 days or more than 60 days after
                                    the date of such Offer to Repurchase,  and a
                                    settlement date (the "Repurchase  Date") for
                                    purchase  of  the  Series  C  Preferred   or
                                    Exchange  Notes  within five  business  days
                                    after  the  Expiration  Date,  and shall (i)
                                    include  written notice of the occurrence of
                                    such  Change of  Control,  (ii)  specify the
                                    place at which  certificates  for  shares of
                                    Series C Preferred  Stock or Exchange  Notes
                                    may be surrendered  for repurchase  pursuant
                                    to  such   Offer  to   Repurchase   and  the
                                    Expiration Date and Repurchase Date for such
                                    Offer to Repurchase, (iii) set forth the aggregate number of shares of Series C Preferred or aggregate principal amount of Exchange Notes outstanding at the date of such

                                    Offer to Repurchase, (iv) set forth the Company's estimate of the amount of Cash Available for Repurchase as of the date of such Offer to Repurchase and calculation thereof (to the extent applicable) and (v) state that each Holder electing to tender any shares of Series C Preferred or Exchange Note pursuant to such Offer to Repurchase will be required to surrender such the certificate representing such shares or such note at the place or places specified in such Offer to Repurchase prior to the close of business on the Expiration Date (such certificate or note being, if the Company so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder thereof or his attorney duly authorized in writing).

                                            (C)  "Repurchase  Price" shall mean,
                                    as of any  particular  Repurchase  Date,  an
                                    amount  equal  to,  (i) in the  case  of any
                                    share  of  Series  C  Preferred,  as of  any
                                    particular  Repurchase Date, the Liquidation
                                    Value (as  defined  in the  Certificate)  of
                                    such share of Series C  Preferred  Stock or,
                                    (ii) in the case of any Exchange Note, as of
                                    any   particular    Repurchase   Date,   the
                                    outstanding   principal   amount   of   such
                                    Exchange Note, without premium, but together
                                    with  all   accrued   and  unpaid   interest
                                    thereon.

                                    (V)  Notwithstanding  anything under Section
                           3.05 to the contrary, the Company acknowledges and agrees that nothing in this Section 3.05 shall, or shall be construed to, limit the Company's obligations under this Section 3.05(iii) to repurchase shares of Series C Preferred or Exchange Notes by reason of the amount of cash or cash equivalents held by the Company or Desa International, Inc. on any Repurchase Date or the undrawn amount available to the Company or Desa International, Inc. as of any Repurchase Date under any credit or loan agreements, as amended and in effect from time to time, to which the Company or Desa International, Inc.
                           may be a party as borrower.

                  (iv) Remedies Covenant. In addition to any remedies set forth in the Certificate and Exchange Note but subject to Section 6(c)(v) of the Certificate, the Purchasers shall have the right to pursue all remedies at law or equity for any failure to redeem Series C Preferred or Exchange Note in accordance with the Certificate or Exchange Note and this Agreement.

                  (v)      Voting Covenants.

                  In addition to and without limiting in any way the obligations of the Company under the Certificate or the Exchange Note, the Company covenants with the Holders that the Company shall not:

                           (a) without the prior written  consent of the Holders
                  who hold at least 75% of the then outstanding Series C Preferred or Exchange Notes, directly or indirectly declare or pay any dividends or make any distributions upon any Junior Security (other than legally issued dividends payable in Junior Securities);

                           (b) without the prior written  consent of the Holders
                  who hold at least 75% of the then outstanding Series C Preferred or Exchange Notes, directly or indirectly redeem, purchase or otherwise acquire, or permit any Subsidiary to redeem, purchase or otherwise acquire, any Junior Security or directly or indirectly redeem, purchase or make any payments with respect to any stock appreciation rights, phantom stock plans or similar rights or plans other than any redemption or purchase in Junior Securities; provided, however, that the Company shall be allowed to repurchase, redeem or acquire any Junior Security from employees or former employees of Desa International, Inc. in an aggregate amount not to exceed the sum of $500,000 in any fiscal year; provided, however, that proceeds used to redeem or acquire any Junior Security from employees or former employees of Desa International, Inc. shall be excluded to the extent of the aggregate cash proceeds received by the Company or Holdings from any reissuance of Junior Securities during the same fiscal year.

                           (c) without the prior written  consent of the Holders
                  who hold at least 75% of the then outstanding Series C Preferred or Exchange Notes, liquidate, dissolve or effect a consolidation, merger, combination, recapitalization or any other form of transaction (including, without limitation, any reorganization into a limited liability company, a partnership or any other non-corporate entity which is treated as a partnership for federal income tax purposes) in which the rights of the Holders under the Certificate, this Agreement or the Exchange Notes, as in effect immediately prior to such transaction, are adversely affected, provided, however, that no such vote shall be required with respect to such transaction if the Company has redeemed or redeems, to the extent requested by the holders of Series C Preferred or Exchange Notes, Series C Preferred at the Redemption Price or the outstanding principal amount of Exchange Notes plus all accrued and unpaid interest due under the Exchange Note, with such redemptions to be fully paid in cash before such transaction is effectuated or concurrently therewith.

                           (d) without the prior written  consent of the Holders
                  of at least 75% of the then outstanding Series C Preferred, except as expressly contemplated by this Agreement, (1) increase the number of authorized shares of Series C Preferred or (2) authorize or issue any additional shares of Series C Preferred (other than as provided in Section 2(a) of the Certificate) or (3) authorize, issue or enter into any agreement providing for the issuance (contingent or otherwise) of any Senior Securities or Parity Securities (as each such term is defined in the Certificate), or any security or obligations convertible into any Senior Securities or Parity Securities (other than shares of Series C Preferred issued as provided in Section 2(a) of the

                  Certificate) or (4) otherwise adversely affect or otherwise impair the rights or the relative preferences and priorities of the holders of Series C Preferred.

                           (e) Notwithstanding anything to the contrary in the Certificate, so long as any Series C Preferred remains outstanding, the Company shall not, without the prior written consent of the holders of 100% of the then outstanding Series C Preferred:

                           (1) change (A) the rate or time of payment of any dividends on, or (B) the time or amount of any redemption of, or (C) the amount of any payments upon liquidation of the Company with respect to, or (D) the priorities afforded by the provisions of Section 2(d) of the Certificate for the benefit of, shares of Series C Preferred or (2) amend Section 4(b), 4(c) or 6 of the Certificate.

                  (vi)     Director Election Covenants.

                           (a) The  Company  covenants  with the  Holders  that,
                  following the occurrence of each Voting Rights Triggering Event and until the expiration of the corresponding Default Period (as defined in the Certificate), upon the written request of the Holders who hold a majority of the Series C Preferred at the time outstanding, the Company shall as soon as reasonably practicable, but in any event within 5 business days following such written request, increase the number of directors of the Company by one (1) and fill the vacancy created by such increase with the individual designated by the Holders in the foregoing written request; provided, however, that the Company shall have no obligations to create and fill such an additional vacancy during the term of office of any director designated in writing pursuant to this Section 3.05(vi)(a) or elected by the Holders pursuant to Section 6(c) of the Certificate.

                           (b) The Company  further  covenants  with the Holders
                  that, in the event that the term of office of the director elected pursuant to Section 6(c) of the Certificate has been terminated pursuant to Section 6(c)(v) of the Certificate, and if the action, lawsuit or other proceeding that caused the termination of such director's term shall no longer be continuing but a Default Period shall be continuing, upon the written request of the Holders who hold a majority of the Series C Preferred at the time outstanding, the Company shall as soon as reasonably practicable, but in any event within 5 business days following such written request, increase the number of directors of the Company by one (1) and fill the vacancy created by such increase with the individual designated by the Holders in the foregoing written request.

                           (c) The Holders  covenant  with the Company  that the
                  Holders shall cause any individual designated by them pursuant to either of the foregoing paragraphs (a) and (b) to resign immediately from the Board of Directors (I) as a condition precedent to the exercise of their right under Section 6(c) of the Certificate to vote their shares of Series C Preferred Stock, together with the holders of any Parity Securities (as defined in the Certificate) upon which like voting rights have been conferred and are exercisable, to elect, as a class, an additional one (1) director, (II) upon the commencement of any action, lawsuit or other proceeding of a type described in
                  Section 6(c)(v) of the Certificate or (III) upon the expiration of all then existing Default Periods. The Holders and the Company hereby acknowledge and agree that (x) the resignation of any such individual pursuant to this clause (c) shall not disqualify such individual from serving on the Board of Directors if subsequently designated by the Holders pursuant to paragraph (a) or (b) of this Section 3.05(vi) or subsequently elected to do so pursuant to Section 6(c) of the Certificate and (y) the resignation of any such individual pursuant to clause (I) of this paragraph (c) may be made subject to and effective only upon the taking of office as a director of the individual elected pursuant to Section 6(c) of the Certificate.

                  (vii) Other Covenants. The Company covenants with the Purchasers that copies of all notices required under the Certificate shall also be given to the Purchasers in accordance with the notice provisions herein as long as they hold Series C Preferred.

                  (viii) Repurchase/Prepayment Covenants.

                           (a) Series C Preferred. Notwithstanding any provision
                  of the Certificate to the contrary, the Company shall have the right to repurchase, by delivery of not less than ten (10) and not more than thirty (30) Business Days' prior written notice to the holders of record of the Series C Preferred, and all holders shall be required to sell to the Company (pro rata according to their then current holdings), all or any part of the outstanding shares of the Series C Preferred in increments of 500 shares (unless all of the outstanding shares of the Series C Preferred are being so repurchased) at a price per share equal to the Redemption Price. Such notice shall specify the Redemption Price and the place at which and the date, which date shall be a Business Day, on which the shares so called for repurchase shall be repurchased (the "Series C Payment Date") and shall specify the shares called for repurchase. On the Series C Payment Date for any shares of Series C Preferred, the holders of such shares shall surrender the certificate or certificates for such shares at the principal office of the Company during regular business hours, together with stock powers therefor duly endorsed in blank, against payment by the Company of the Redemption Price, which shall be paid in cash on the Series C Payment Date, assuming such surrender occurs on the Series C Payment Date. From and after the Series C Payment Date for any shares of Series C Preferred, dividends on such shares so repurchased shall cease to accrue, such shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Company with respect to shares so repurchased shall cease (including any right to receive dividends otherwise payable on any Dividend Reference Date that accrued from the

                  Series C Payment Date to such Dividend Reference Date); provided, that if the Company has withheld payment of the Redemption Price from any Holder because certificates representing such Holder's shares to be so repurchased have not been surrendered at the Company's principal office together with a stock power duly endorsed in blank, then such Holder's right to receive the Redemption Price, without interest, upon such surrender shall not cease; and provided, further, that to the extent the Company defaults in the payment of the Redemption Price on the Series C Payment Date (or, if applicable, on a later date on which a Holder surrenders certificates and duly endorsed stock powers), the Series C Preferred shall remain outstanding. In case fewer than all the shares represented by any such certificate are to be repurchased, a new certificate shall be issued representing the unrepurchased shares, without cost to the Holder thereof. The Holders acknowledge and agree that the Company's withholding of the Repurchase Price in respect of shares of Series C Preferred pending surrender of stock certificates representing such shares and duly endorsed stock powers as described above shall not constitute a default in the payment of the Redemption Price.

                           (b) Exchange Notes.  Notwithstanding any provision of
                  the Exchange Note to the contrary, the Company shall have the right to repay, by delivery of not less than ten (10) and not more than thirty (30) Business Days' prior written notice to the holders of record of the Exchange Notes, all or any part of the outstanding Exchange Notes in increments of $500,000 in principal amount of Exchange Notes, pro rata according to the then current holdings of the holders of record of the Exchange Notes, (unless all of the outstanding Exchange Notes are being so prepaid), without premium but together with accrued and unpaid interest thereon through the date of prepayment. Such notice shall specify the place at which and the date, which date shall be a Business Day, on which the Exchange Notes to be so prepaid shall be prepaid (the "Prepayment Date") and shall specify the Exchange Notes and the principal amount thereof to be so prepaid. On the Prepayment Date for any Exchange Note, the holder of such Exchange Note shall surrender such Exchange Notes against payment by the Company, which shall be made in cash on the Prepayment Date, of the principal amount thereof to be so prepaid together with accrued and unpaid interest thereon through the Prepayment Date. In case less than all of the outstanding principal amount of an Exchange Note is to be prepaid, the Company shall, at its option, either return to the holder thereof such Exchange Note with appropriate notation of payment or issue a new Exchange Note to such holder in an aggregate principal amount equal to the then unpaid principal amount thereof, without cost to the holder thereof.

                           (c) The Company agrees that tendering of an affidavit
                  by a Holder, and an indemnity reasonably satisfactory to the Company, that the certificates for such Series C Preferred or Exchange Notes that are to be surrendered by that Holder on a Series C Payment Date or Prepayment Date pursuant to Section 3.05(viii) have been lost, stolen, destroyed or mutilated shall be tantamount to surrender under Section 3.05(viii). The Company acknowledges and agrees that the failure of the Company to accept such an affidavit and such an indemnity tendered in accordance with this section shall not constitute a failure of the Holder to surrender its Series C Preferred or Exchange Notes hereunder.

                  (ix) Dividend Accrual Covenant. Until the Repurchase Price or Redemption Price is paid in full in cash, the shares of Series C Preferred to be repurchased under this Agreement or redeemed under the Certificate from any Holder shall remain outstanding and continue to accrue dividends as provided in Section 2 of the Certificate unless the Company has withheld such payment from Holder pending such Holder's surrender to the Company of certificates representing the shares to be redeemed or repurchased hereunder together with stock power therefor duly endorsed.

                  (x) Authorization Covenant. The Company covenants to take all actions necessary, and to seek all approvals and consents thereto, to authorize and make effective an amendment to the Company's Charter, in substantially the form of Exhibit E hereto, providing for an increase in the number of authorized shares that are designated as Series C Preferred from 40,000 shares to 75,000 shares, and the Holders covenant to vote all shares of Series C Preferred and Voting Common held by them in favor of such amendment.

                  3.06 Allocation of the Purchase Price. The Purchasers and the Company acknowledge and agree that, as of the Closing, the fair market value of the Series C Preferred shares purchased herein is $17,562,904.67 and the fair market value of the warrants purchased herein is $415,054.86. The Purchasers and the Company covenant and agree to allocate the Purchase Price between the shares of Series C Preferred purchased herein and the warrants purchased herein in accordance with such fair market values for all tax and financial accounting purposes, including without limitation, the preparation and filing of all tax returns.

                  3.07 Current Public Information. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action as any holder or holders of Purchased Securities may reasonably request, all with a view toward making available to such holders the benefits of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon request, the Company shall deliver to any holder of Purchased Securities a written statement as to whether it has complied with such requirements.

         Section 4.        Transfer of Purchased Securities.

                  4.01 General Provisions. The Purchasers and the Company acknowledge and agree that Purchased Securities, Exchange Notes and Warrant Shares are transferable only pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule is available and (iii) any other legally available means of transfer.

                  4.02 Rule 144A. Upon the request of any Purchaser, the Company shall promptly supply to such Purchaser or its prospective transferees all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144A of the Securities and Exchange Commission.

                  4.03 Legend Removal. Any legend endorsed on a certificate or instrument evidencing a security pursuant to Section 9.03 hereof shall be removed, and the Company shall issue a certificate or instrument without such legend to the holder of such security, (a) if such security is being disposed of pursuant to an effective registration under the Securities Act and any applicable state acts, or (b) if such holder provides the Company with an opinion of counsel satisfactory to the Company to the effect that a sale, transfer, assignment, offer, pledge or distribution (including pursuant to Rule 144 or any similar rule then in effect) for value of such security may be made without registration and that such legend is not required to satisfy the applicable exemption from registration.

         Section 5. Representations and Warranties of the Company. As a material inducement to the Purchasers to enter into this Agreement and purchase the Purchased Securities hereunder, the Company hereby represents and warrants that:

                  5.01 Organization,  Corporate Power and Licenses.  The Company
is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify except where the failure to do so would not have a material adverse effect on the financial condition, assets or business of the Company or its Subsidiaries. The Company possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses in all material respects as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement. The copies of the Company's and each Subsidiary's charter documents and bylaws which have been furnished to the Purchasers' special counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

                  5.02     Capital Stock and Related Matters.

                  (i) As of the Closing and immediately thereafter, the authorized capital stock of the Company shall consist of (a) 50,000,000 shares of Voting Common Stock, of which 15,548,692.4204 shares will be issued and outstanding, 1,813,037.6020 shares will be reserved, and 32,638,269.9776 shares will be authorized, unreserved and unissued; (b) 3,000,000 shares of Nonvoting Common Stock will be authorized, of which 90,603.6022 will be issued and outstanding, and 2,909,396.3978 unreserved and unissued; (c) 2,000,000 shares of Preferred Stock, of which (1) 465,000 shares have been designated Series A Cumulative Redeemable Preferred Stock, none of which are issued and outstanding
         (2) 265,000 shares have been designated Series B Cumulative Redeemable Preferred Stock, none of which are issued and outstanding, and (3) 40,000 shares have been designated Series C Preferred, of which 18,849.84110 will be issued and outstanding, and 21,150.15890 will be authorized, unreserved and unissued. As of the Closing, neither the Company nor any Subsidiary shall have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans, except as set forth on the attached "Capitalization Schedule." The Capitalization Schedule accurately sets forth the following information with respect to all outstanding options and rights to acquire the Company's capital stock: the holder, the number of shares covered, the exercise price and the expiration date. As of the Closing, neither the Company nor any Subsidiary shall be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock, except as set forth on the Capitalization Schedule and except pursuant to the Certificate. As of the Closing, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

                  (ii) Except as contained in the Amended Stockholders Agreement and the Tagalong/Dragalong Agreement, there are no statutory or contractual stockholders preemptive rights or rights of refusal with respect to the purchase and sale of the Purchased Securities hereunder or the exercise of the Warrants. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer and sale of the Purchased Securities hereunder do not require registration under the Securities Act or any applicable state securities laws. There are no agreements between the Company's stockholders with respect to the voting or transfer of the Company's capital stock, except for the Amended Stockholders Agreement, the Tagalong/Dragalong Agreement and certain stock options issued to certain members of the Company's management.

                  5.03 Series C Preferred, Warrants, Warrant Stock and Common Stock. The Series C Preferred and Common Stock are duly authorized, validly issued and outstanding, fully paid, and nonassessable, and the shares of Warrant Stock issuable upon exercise of the Warrants have been reserved for issuance based upon the initial purchase price, and when issued and paid for upon exercise of the Warrants in accordance with the terms thereof will be duly authorized, validly issued and outstanding, fully paid, and nonassessable. The Warrants and the certificates representing the Series C Preferred to be delivered by the Company hereunder, and the certificates representing the Warrant Stock to be delivered upon exercise of the Warrants, will be genuine, and the Company has no knowledge of any fact which would impair the validity thereof.

                  5.04 Subsidiaries; Investments. The attached "Subsidiary Schedule" correctly sets forth the name of each Subsidiary, the jurisdiction of its incorporation and the Persons owning the outstanding capital stock of such Subsidiary. Each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own its properties and to carry on its businesses as now being conducted and as presently proposed to be conducted and is qualified to do business in every jurisdiction in which its ownership of property or the conduct of business requires it to qualify except where failure to do so would not have a material adverse effect on the financial condition, assets or business of the Company and its Subsidiaries taken as a whole. All of the outstanding shares of capital stock of each Subsidiary are validly issued, fully paid and nonassessable, and all such shares are owned by the Company or another Subsidiary free and clear of any Lien and not subject to any option or right to purchase any such shares. Except as set forth on the Subsidiary Schedule, neither the Company nor any Subsidiary owns or holds the right to acquire any shares of stock or any other security or interest in any other Person.

                  5.05 Authorization; No Breach. The execution, delivery and performance of this Agreement, the Warrants, the Amended Stockholders Agreement, the Exchange Notes and all other agreements contemplated hereby to which the Company is a party have been duly authorized by the Company. This Agreement, the Warrants, the Amended Stockholders Agreement, the Exchange Notes, the Certificate and all other agreements contemplated hereby to which the Company is a party each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and except for judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. Except as set forth on the "No Breach; Consents" Schedule, the execution and delivery by the Company of this Agreement, the Stockholders Agreement and all other agreements contemplated hereby to which the Company is a party, the offering and sale of the Purchased Securities hereunder, and the fulfillment of and compliance with the respective terms hereof and thereof by the Company and each Seller, do not and could not reasonably be expected to (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's or any Subsidiary's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, (A) the charter or bylaws of the Company or any Subsidiary, or (B) any law, statute, rule or regulation to which the Company or any Subsidiary is subject, or (C) any agreement, instrument, order, judgment or decree to which the Company or any Subsidiary is subject, except in the case of clauses (B) and (C) only, for such conflicts, breaches, defaults, encumbrances, rights, violations and requirements which would not have a material adverse effect on the financial condition, assets or business of the Company and its Subsidiaries taken as a whole.

                  5.06 Financial Statements. Attached hereto as the "Financial Statements Schedule" are the following financial statements:

                  (i) the audited consolidated balance sheets of the Company and its Subsidiaries as of February 28, 1998, and the related statements of income and cash flows (or the equivalent) for the respective twelve-month periods then ended; and

                  (ii) the unaudited consolidated balance sheet of the Company and its Subsidiaries as of May 31, 1998 (the "Latest Balance Sheet"), and the related statements of income and cash flows (or the equivalent) for the three-month period then ended.

Each of the foregoing financial statements (including in all cases the notes thereto, if any) is accurate and complete in all material respects, is consistent with the books and records of the Company (which, in turn, are accurate and complete in all material respects) and has been prepared in accordance with generally accepted accounting principles, consistently applied, except that the unaudited financial statements have not been prepared in accordance with generally accepted accounting principles and are subject to normal year-end audit adjustments.

                  5.07 Absence of Undisclosed Liabilities. Except as set forth on the attached "Liabilities Schedule," the Company and its Subsidiaries do not have any obligation or liability (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not known to the Company or any Subsidiary, whether due or to become due and regardless of when asserted) arising out of transactions entered into at or prior to the Closing, or any action or inaction at or prior to the Closing, or any state of facts existing at or prior to the Closing other than: (i) liabilities set forth on the Latest Balance Sheet (including any notes thereto), (ii) liabilities and obligations which have arisen after the date of the Latest Balance Sheet in the ordinary course of business (none of which is a liability resulting from breach of contract, breach of warranty, tort, infringement, claim or lawsuit), (iii) other liabilities and obligations expressly disclosed in the other Schedules to this Agreement, and (iv) liabilities and obligations which would not reasonably be expected to have a material adverse effect upon the financial condition, assets or business of the Company and its Subsidiaries taken as a whole.

                  5.08 No Material Adverse Change. Since February 28, 1998, there has been no material adverse change in the financial condition, operating results, assets, operations, business prospects, employee relations or customer or supplier relations of the Company and its Subsidiaries taken as a whole.

                  5.09     Absence of Certain Developments.

                  (i) Except as expressly contemplated by this Agreement or as set forth on the attached "Developments Schedule," since the date of the Latest Balance Sheet, neither the Company nor any Subsidiary has:

                           (a) issued any notes,  bonds or other debt securities
                  or any capital stock or other equity securities or any securities convertible, exchangeable or exercisable into any capital stock or other equity securities;

                           (b) borrowed any amount or incurred or become subject
                  to any liabilities, except current liabilities incurred in the ordinary course of business and liabilities under contracts entered into in the ordinary course of business;

                           (c) discharged or satisfied any Lien or paid any obligation or liability, other than current liabilities paid in the ordinary course of business;

                           (d) declared or made any payment or  distribution  of
                  cash or other property to its stockholders with respect to its capital stock or other equity securities or purchased or redeemed any shares of its capital stock or other equity securities (including, without limitation, any warrants, options or other rights to acquire its capital stock or other equity securities);

                           (e) mortgaged or pledged any of its properties or assets or subjected them to any Lien, except Liens for current property taxes not yet due and payable and Liens incurred in the ordinary course of business involving assets not material in the aggregate;

                           (f) sold, assigned or transferred any of its tangible
                  assets, except in the ordinary course of business, or canceled any debts or claims;

                           (g) sold,  assigned  or  transferred  any  patents or
                  patent applications, trademarks, service marks, trade names, corporate names, copyrights or copyright registrations, trade secrets or other intangible assets, or disclosed any proprietary confidential information to any Person;

                           (h) suffered any  extraordinary  losses or waived any
                  rights of value, other than any waiver of rights of value in the ordinary course of business consistent with past practice;

                           (i) made capital expenditures or commitments therefor
                  that aggregate in excess of $1,500,000;

                           (j) made any loans or advances to, guarantees for the
                  benefit of any Persons in excess of $500,000 in the aggregate;

                           (k) suffered any damage, destruction or casualty loss
                  exceeding in the aggregate $500,000, whether or not covered by insurance; or

                           (l) entered into any other  transaction other than in
                  the ordinary course of business or entered into any other material transaction, whether or not in the ordinary course of business.

                  5.10     Tax Matters.

                  (i) Except as set forth on the attached "Taxes Schedule": the Company and each Subsidiary have filed all Tax Returns which they are required to file under applicable laws and regulations; all such Tax Returns are complete and correct in all material respects and have been prepared in compliance with all applicable laws and regulations in all material respects; the Company and each Subsidiary in all material respects have paid all Taxes due and owing by them (whether or not such Taxes are required to be shown on a Tax Return), except such as are being contested in good faith in appropriate proceedings, and have withheld and paid over to the appropriate taxing authority all Taxes which they are required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third party; neither the Company nor any Subsidiary has waived any statute of limitations with respect to any Taxes or agreed to any extension of time with respect to any Tax assessment or deficiency; the accrual for Taxes on the Latest Balance Sheet would be adequate to pay all Tax liabilities of the Company and its Subsidiaries if their current tax year were treated as ending on the date of the Latest Balance Sheet (excluding any amount recorded which is attributable solely to timing differences between book and Tax income); since the date of the Latest Balance Sheet, the Company and its Subsidiaries have not incurred any liability for Taxes other than in the ordinary course of business; the assessment of any additional Taxes for periods for which Tax Returns have been filed by the Company and each Subsidiary shall not exceed the recorded liability therefor on the Latest Balance Sheet (excluding any amount recorded which is attributable solely to timing differences between book and Tax income); the federal income Tax Returns of the Company and its Subsidiaries have been audited and closed and/or the applicable statute of limitations with respect thereto has expired for all tax years through fiscal year 1994; no foreign, federal, state or local tax audits or administrative or judicial proceedings are pending or being conducted with respect to the Company, any Subsidiary, no information related to Tax matters has been requested by any foreign, federal, state or local taxing authority and no written notice indicating an intent to open an audit or other review has been received by the Company from any foreign, federal, state or local taxing authority; and the Company or Subsidiaries are unaware of any material unresolved questions or claims concerning the Company's or Subsidiary's Tax liability.

                  (ii) "Tax" or "Taxes" means federal, state, county, local, foreign or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not. "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof. "Affiliated Group" means any affiliated group as defined in I.R.C. ss.1504 that has filed a consolidated return for federal income tax purposes (or any similar group under state, local or foreign law) for a period during which any of the Company or any of its Subsidiaries was a member.

                  5.11     Contracts and Commitments.

                  (i) Except to the extent not reasonably likely to result in a material adverse effect on the business, assets or financial condition of the Company and its Subsidiaries taken as a whole or as set forth on Schedule __: (a) all of the Company's contracts, agreements and instruments are valid, binding and enforceable in accordance with their respective terms; (b) the Company and each Subsidiary have performed all obligations required to be performed by them and are not in default under or in breach of nor in receipt of any written claim of default or breach under any contract, agreement or instrument to which the Company or any Subsidiary is subject; (c) no event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of noncompliance by the Company or any Subsidiary under any contract, agreement or instrument to which the Company or any Subsidiary is subject; and (d) neither the Company nor any Subsidiary has knowledge of any breach or threatened breach by the other parties to any contract, agreement, instrument or commitment to which it is a party;

                  (ii) The Purchasers' special counsel has been supplied with or given access in a data room to a true and correct copy of each of the material written instruments, plans, contracts and agreements and an accurate description of each contract and agreement which are referred to on the Due Diligence Requests, together with all amendments, waivers or other changes thereto as of June 22, 1998.

                  5.12     Intellectual Property Rights.

                  There have been no written claims made against the Company or any Subsidiary which have not been resolved asserting the invalidity, misuse or unenforceability of any of material Intellectual Property Rights, and, to the Company's knowledge, there are no grounds for the same, neither the Company nor any Subsidiary has received any written notices of, and is not aware of any facts which indicate a likelihood of, any infringement or misappropriation by, or conflict with, any third party with respect to such material Intellectual Property Rights (including, without limitation, any demand or request that the Company or any Subsidiary license any rights from a third party) and the conduct of the Company's and each Subsidiary's business, to the Company's knowledge, has not infringed, misappropriated or conflicted with and does not infringe, misappropriate or conflict with any Intellectual Property Rights of other Persons, nor would any future conduct as presently contemplated infringe, misappropriate or conflict with any Intellectual Property Rights of other Persons except for such infringements, misappropriations or conflicts as, singly or in the aggregate, do not and are not reasonably likely to result in a material adverse effect on the business, assets or financial condition of the Company and its Subsidiaries taken as a whole or as set forth on Schedule __.

                  5.13 Litigation, etc. Except as set forth on the attached "Litigation Schedule," and except for those matters which, if resolved adversely to the Company or any Subsidiary, would not have a material adverse effect on the business, assets or financial condition of the Company and its Subsidiaries taken as a whole, there are no actions, suits, proceedings, orders, investigations or claims pending or, to the best of the Company's knowledge, threatened against or affecting the Company or any Subsidiary at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality (including, without limitation, any actions, suit, proceedings or investigations with respect to the transactions contemplated by this Agreement); neither the Company nor any Subsidiary is subject to any arbitration proceedings under collective bargaining agreements or otherwise or, to the best of the Company's knowledge, any governmental investigations or inquiries.

                  5.14 Brokerage. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon any Seller or the Company or any Subsidiary. The Company shall pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

                  5.15 Governmental Consent, etc. Except as provided on the "Government Consent" Schedule, permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the other agreements contemplated hereby, or the consummation by the Company of any other transactions contemplated hereby or thereby.

                  5.16 Insurance. Since February 28, 1998, neither the Company nor any Subsidiary is in default in any material respect with respect to its obligations under any insurance policy maintained by it, and neither the Company nor any Subsidiary has been denied insurance coverage. The insurance coverage of the Company and its Subsidiaries is customary for corporations of similar size engaged in similar lines of business.

                  5.17 Employees. The Company is not aware that any executive or key employee of the Company or any Subsidiary or any group of employees of the Company or any Subsidiary has any plans to terminate employment with the Company or any Subsidiary. The Company is not aware that it or any Subsidiary has any material labor relations problems (including, without limitation, any union organization activities, threatened or actual strikes or work stoppages or material grievances). Neither the Company, its Subsidiaries nor, to the best of the Company's knowledge, any of their employees is subject to any noncompete or similar covenants or agreements that materially conflict with the present or proposed business activities of the Company and its Subsidiaries, except as described on the "Employees" Schedule.

                  5.18 Compliance with Laws. Neither the Company nor any Subsidiary has violated any law or any governmental regulation or requirement which violation has had since February 28, 1998 or would reasonably be expected to have a material adverse effect upon the financial condition, assets, or business of the Company and its Subsidiaries taken as a whole, and neither the Company nor any Subsidiary has received written notice of any such violation. To the Company's knowledge, neither the Company nor any Subsidiary is subject to any liability (contingent or otherwise) or corrective or remedial obligation arising under any federal, state, local or foreign law, rule or regulation (including the common law) relating to or regulating health, safety, pollution or the protection of the environment ("Environmental Laws") except as described on the "Environmental Safety" Schedule. Without limiting the generality of the foregoing, (i) to the Company's knowledge, the Company and each Subsidiary have obtained all material permits, licenses and authorizations required under, and have complied in all material respects with, all Environmental Laws; and (ii) to the Company's knowledge, no written notice has been received by the Company or any Subsidiary regarding any violation of, or any claim, liability or corrective or remedial obligation under, any Environmental Laws, except as set forth on the "Environmental Safety" Schedule.

                  5.19 Affiliated Transactions. Except as set forth on the attached "Affiliated Transactions Schedule," no officer, director, employee, stockholder or Affiliate of the Company or any Subsidiary or any individual related by blood, marriage or adoption to any such individual or any entity in which any such Person or individual owns any beneficial interest, is a party to any agreement, contract, commitment currently in effect or transaction with the Company or any Subsidiary since February 28, 1998 or has any material interest in any material property used by the Company or any Subsidiary.

                  5.20 Disclosure. Neither this Agreement nor any of the exhibits or schedules hereto contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

                  5.21 Knowledge. As used in this Section 5, the terms "knowledge" or "aware" shall mean and include (i) the actual knowledge or awareness of the executive officers and directors of the Company and its Subsidiaries and (ii) the knowledge or awareness which an executive officer or director of the Company or its Subsidiaries would have obtained in the conduct of his business after making reasonable inquiry and reasonable diligence with respect to the particular matter in question.

         Section 6. Representations and Warranties of Sellers. Each Seller hereby represents and warrants to the Purchasers as to itself only as follows:

                  6.01 Organization and Good Standing. Such Seller is a corporation or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

                  6.02 Execution of Agreement. Such Seller has the corporate or limited liability company, as the case may be, power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate or limited liability company action, as the case may be, on the part of such Seller. This Agreement has been duly executed and delivered by such Seller. This Agreement constitutes the legal, valid and binding obligation of such Seller, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and except for judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies.

                  6.03 Authorization; No Breach. The execution and delivery by such Seller of this Agreement, and all other agreements contemplated hereby to which such Seller is a party, do not and could not reasonably be expected to (i) conflict with or result in a breach of the terms, conditions or provisions of,
(ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's or any Subsidiary's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, (A) the organizational documents of such Seller or (B) any law, statute, rule or regulation to which such Seller is subject, or (C) any agreement, instrument, order, judgment or decree to which such Seller is subject except, in the case of clauses (B) and (C) only, for such conflicts, breaches, defaults, encumbrances, rights, violations and requirements which would not have a material adverse effect on the financial condition, assets or business of the Company and its Subsidiaries taken as a whole.

                  6.04 Ownership of Purchased Securities. Such Seller has good and marketable title to the Purchased Securities to be sold, assigned, transferred and delivered by it pursuant to this Agreement, free and clear of any and all encumbrances, except as set forth in Schedule ___. Upon the sale, assignment, transfer and delivery of such Purchased Securities to the Purchasers at the Closing, such Seller will have sold, assigned, transferred and conveyed to the Purchasers all of its right, title and interest in and to such Purchased Securities, free and clear of any and all encumbrances and other restrictions, except as set forth on Schedule
____.

         Section 7. Representations and Warranties of Purchasers. Each Purchaser hereby represents and warrants to the Sellers as to itself only as follows:

                  7.01 Purchaser's Investment Representations. Such Purchaser is acquiring the Purchased Securities purchased hereunder or acquired herein for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein shall prevent any Purchaser and subsequent holders of Purchased Securities from transferring such securities in compliance with the provisions of Section 9.07 hereof.

                  7.02 Organization and Good Standing. Such Purchaser is a corporation or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

                  7.03 Execution of Agreement. Such Purchaser has the corporate or limited liability company, as the case may be, power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate or limited liability company action, as the case may be, on the part of such Purchaser. This Agreement has been duly executed and delivered by such Purchaser. This Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and except for judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies.

                  7.04 Authorization; No Breach. The execution and delivery by such Purchaser of this Agreement, and all other agreements contemplated hereby to which such Purchaser is a party, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in a violation of, or (iv) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, (A) the organizational documents of such Purchaser or (B) any law, statute, rule or regulation to which such Purchaser is subject, or (C) any agreement, instrument, order, judgment or decree to which such Purchaser is subject.

         Section 8. Definitions.

                  8.01 Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

                  "Affiliate" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

                  "Business Day" shall mean any day, other than a Saturday, Sunday or legal holiday, on which banks in New York, New York and Boston, Massachusetts are permitted to be open for business.

                  "Certificate" shall mean the Certificate of Designation of the Company for Preferred Stock filed on November 26, 1997 with the Secretary of State for the State of Delaware.

                  "Change of Control" shall have the same meaning as in the Certificate.

                  "Default Period" shall have the same meaning as in the Certificate.

                  "Dividend Reference Date" shall have the same meaning as in the Certificate.

                  "Due Diligence Requests" shall mean the memorandum dated May 27, 1998 summarizing the requests for documents produced by the Purchasers.

                  "Exchange Notes" shall have the same meaning as the term "Notes" in Section 5(a) of the Certificate.

                  "Holder" means, at a particular time, a Person who is a registered holder on the books of the Company of any shares of Series C Preferred or any Exchange Notes as of such time.

                  "Indebtedness" means at a particular time, without duplication, (i) any indebtedness for borrowed money or issued in substitution for or exchange of indebtedness for borrowed money, (ii) any indebtedness evidenced by any note, bond, debenture or other debt security, (iii) any indebtedness for the deferred purchase price of property or services with respect to which a Person is liable, contingently or otherwise, as obligor or otherwise (other than trade payables and other current liabilities incurred in the ordinary course of business), (iv) any commitment by which a Person assures a creditor against loss (including, without limitation, contingent reimbursement obligations with respect to letters of credit), (v) any indebtedness guaranteed in any manner by a Person (including, without limitation, guarantees in the form of an agreement to repurchase or reimburse), (vi) any obligations under capitalized leases with respect to which a Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or with respect to which obligations a Person assures a creditor against loss, (vii) any indebtedness secured by a Lien on a Person's assets and (viii) any unsatisfied obligation for "withdrawal liability" to a "multi employer plan" as such terms are defined under ERISA.

                  "Intellectual Property Rights" means all (i) patents, patent applications, patent disclosures and inventions, (ii) trademarks, service marks, trade dress, trade names, logos and corporate names and registrations and applications for registration thereof together with all of the goodwill associated therewith, (iii) copyrights (registered or unregistered) and copyrightable works and registrations and applications for registration thereof,
(iv) mask works and registrations and applications for registration thereof, (v) computer software, data, data bases and documentation thereof, (vi) trade secrets and other confidential information (including, without limitation, ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial and marketing plans and customer and supplier lists and information),
(vii) other intellectual property rights and (viii) copies and tangible embodiments thereof (in whatever form or medium).

                  "Interest Payment Date" shall have the same meaning as in the Certificate.

                  "Investment" as applied to any Person means (i) any direct or indirect purchase or other acquisition by such Person of any notes, obligations, instruments, stock, securities or ownership interest (including partnership interests and joint venture interests) of any other Person and (ii) any capital contribution by such Person to any other Person.

                  "I.R.C." means the Internal Revenue Code of 1986, as amended, and any reference to any particular I.R.C. section shall be interpreted to include any revision of or successor to that section regardless of how numbered or classified.

                  "IRS" means the United States Internal Revenue Service.

                  "Junior Securities" shall mean (i) any shares of the Voting Common and the nonvoting common stock of the Company and any other class or series of stock of the Company which, by the terms of the Certificate of Incorporation of the Company or of the instrument by which the Board of Directors of the Company, acting pursuant to authority granted in such Certificate of Incorporation, shall fix the relative rights, preferences and limitations thereof, shall be junior to the Series C Preferred in respect of the right to receive dividends or to participate in any distribution of assets (including but not limited to any distribution of assets in connection with the liquidation of the Company) other than by way of dividends, and (ii) any options or warrants or similar securities or rights to acquire from the Company any securities described in clause (i) of this definition.

                  "Liens" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof), any sale of receivables with recourse against the Company, any Subsidiary or any Affiliate, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute other than to reflect ownership by a third party of property leased to the Company or any Subsidiaries under a lease which is not in the nature of a conditional sale or title retention agreement, or any subordination arrangement in favor of another Person (other than any subordination arising in the ordinary course of business).

                  "Officer's Certificate" means a certificate signed by the Company's president or its chief financial officer, stating that (i) the officer signing such certificate has made or has caused to be made such investigations as are necessary in order to permit him to verify the accuracy of the information set forth in such certificate and (ii) to the best of such officer's knowledge, such certificate does not misstate any material fact and does not omit to state any fact necessary to make the certificate not misleading.

                  "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Preferred Stock" means shares of any class or series of preferred stock of the Company, whether now authorized and existing or hereafter authorized and existing.

                  "Purchase Price" shall mean the price paid for the Purchased Securities identified on Schedule ___ hereto.

                  "Redemption Price" shall have the same meaning as in the Certificate; provided that the Repurchase Date and Series C Payment Date shall be a Redemption Date under the Certificate.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

                  "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

                  "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

                  "Senior Credit Facility" means any note, debenture, indenture or instrument governing indebtedness for borrowed money of the Corporation, payment under which shall be senior to the Series C Preferred or Exchange Notes.

                  "Senior Subordinated Note Indenture" shall have the same meaning as in the Certificate.

                  "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity

                  "Tagalong/Dragalong Agreement" means the Amended and Restated Tagalong/ Dragalong Agreement by and between JWC Equity Funding, Inc. and UBS Capital LLC dated August 19, 1998.

                  "Voting Rights Triggering Event" shall have the same meaning as in the Certificate.

                  "Warrant Shares" means (i) the Common Stock issued or issuable upon exercise of the Warrants and (ii) any Common Stock issued or issuable with respect to the securities referred to above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

                  "Wholly-Owned Subsidiary" means, with respect to any Person, a Subsidiary of which all of the outstanding capital stock or other ownership interests are owned by such Person or another Wholly-Owned Subsidiary of such Person.

         Section 9.  Miscellaneous.

                  9.01 Expenses. The Company shall pay, (i) the reasonable fees and expenses of one special counsel to the Purchasers arising in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this Agreement which shall be payable at the Closing or, if the Closing does not occur for a reason other than a breach by a Purchaser, payable upon demand, (ii) the reasonable fees and expenses of one counsel to the Purchasers incurred with respect to any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement, the agreements contemplated hereby to which the Purchasers are a party, (iii) stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement or the issuance, delivery or acquisition of any shares of Purchased Securities or any shares issuable upon exercise of the Warrants, (iv) the reasonable fees and expenses of one counsel to the Purchasers incurred with respect to the enforcement of the rights granted to the Purchasers under this Agreement in the event of a breach by the Company.

                  9.02 Remedies. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

                  9.03 Legend. Each certificate or instrument representing Purchased Securities shall be imprinted with a legend in substantially the following form:

         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Purchase Agreement, dated as of October 9, 1998 and as amended and modified from time to time, between the issuer (the "Company") and certain investors. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge."

                  9.04 Consent to Amendments. Except as otherwise expressly provided herein, (i) the provisions of this Agreement that are for the benefit of the Purchasers, as distinguished from those provisions that are for the benefit of Holders, may be amended or waived only with the consent of the Company, on the one hand, and the Purchasers and any of their Affiliates to whom the Purchasers shall have transferred Purchased Securities or Exchange Notes, on the other hand, and (ii) the other provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company consented thereto and has obtained the written consent of the Holders of at least 75% of the outstanding Series C Preferred or Exchange Notes; provided, however, that any amendment to Section 3.05(v)(e) shall require the written consent of the Holders of 100% of the outstanding Series C Preferred; provided, further, that at such time as there is no Series C Preferred or Exchange Note outstanding, all of the provisions of this Agreement (other than Section 9.05, those representations and warranties that shall be surviving as of such time pursuant to Section 9.05 and the indemnification obligations under Section 9.15 in respect of such representations and warranties) shall terminate. No other course of dealing between the Company and the holder of any Series C Preferred or Exchange Notes or any delay in exercising any rights hereunder or under the Amended Certificate of Designation shall operate as a waiver of any rights of any such holders.

                  9.05 Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby for a period of one (1) year following the Closing, regardless of any investigation made by any Purchaser or on its behalf, except that the representations in Sections 5.05 (the first and second sentences and clause (vi)(A) of the third sentence thereof), 5.10, 6.02, 6.03 (clause (vi)(A) only), and 6.04 shall survive until the expiration of the applicable statute of limitations.

                  9.06 Treatment of the Preferred Stock. The Company covenants and agrees that (i) so long as federal income tax laws prohibit a deduction for distributions made by the Company with respect to preferred stock, it shall treat all distributions paid by it on the Preferred Stock as non-deductible dividends on all of its tax returns and (ii) it shall treat the Preferred Stock as preferred stock in all of its financial statements and other reports and shall treat all distributions paid by it on the Preferred Stock as dividends on preferred stock in such statements and reports.

                  9.07 Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not; provided, however, that no provisions of this Agreement, including without limitation, Sections 3.01 and 3.03 which are for the benefit of any Purchaser as a "Purchaser" (as opposed to provisions for the benefit of "Holders") under this Agreement shall be assignable (other than by operation of law);  and further  provided,  further,  that the covenants set forth in Section
3.02 shall be assignable, in whole but not in part, by a Purchaser and its Affiliates to an assignee so long as such assignee holds at least one-quarter (1/4) of the number of shares (subject to appropriate adjustment to reflect any split or combination of shares) of Series C Preferred (or the equivalent in principal amount of Exchange Notes) originally purchased by such Purchaser. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Purchaser's benefit as a Holder are also for the benefit of, and enforceable by, to the extent permitted herein, any subsequent Holder.

                  9.08 Capital and Surplus; Special Reserves. The Company agrees that the capital of the Company (as such term is used in Section 154 of the General Corporation Law of Delaware) in respect of the Series C Preferred and Common Stock (including the Warrant Shares), purchased or issuable, issued pursuant to this Agreement shall be equal to the aggregate par value of such shares and that it shall not increase the capital of the Company with respect to any shares of the Company's capital stock at any time on or after the date of this Agreement.

                  9.09 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  9.10 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                  9.11 Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

                  9.12 Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights and obligations of the Company and its stockholders.

All other issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other juris diction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

                  9.13 Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Purchaser at the address indicated on the Schedule of Purchasers and to the Company at the address indicated below:

                                    Desa Holdings Corporation
                                    c/o J. W. Childs Associates, L.P.
                                    One Federal Street, 21st Floor
                                    Boston, MA  02110
                                    Attention:  President

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                  9.14 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                  9.15     Indemnification.

                  (i) Sellers' Indemnification. In consideration of the Purchasers' execution and delivery of this Agreement and purchasing the Purchased Securities hereunder, each Seller, as to itself, shall defend, protect, indemnify and hold harmless each Purchaser and each other holder of Purchased Securities and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contem plated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable fees and disbursements of one counsel (the "Indemnified Liabilities"), incurred by the Indem nitees or any of them as a result of, or arising out of, or relating any breach of any representation made by such Seller hereunder in respect of which the Indemnitee shall have given notice to such Seller.

                  (ii) The Company's Indemnification. In consideration of the Purchasers' execution and delivery of this Agreement and purchasing the Purchased Securities hereunder and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless each Purchaser and each other holder of Purchased Securities and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable fees and disbursements of one counsel (the "Indemnified Liabilities"), incurred by the Indemnitees or any of them as a result of, or arising out of, or relating any breach of any representation or covenant made by the Company hereunder in respect of which the Indemnitee shall have given notice to the Company.

                  (iii) Notice of Claims. If an Indemnitee believes that it has suffered or incurred any Indemnified Liability, it shall notify the indemnifying party promptly in writing, and in any event within any applicable time period specified in Section 9.05, describing such Indemnified Liability, all with reasonable particularity and containing a reference to the provisions of this Agreement in respect of which such Indemnified Liability shall have occurred. If any legal action is instituted by a third party with respect to which an Indemnitee intends to claim any liability or expense as Indemnified Liability under this Section, such Indemnitee shall promptly notify the indemnifying party of such legal action.

                  (iv) Defense of Third Party Claims. The indemnifying party shall have the right to conduct and control, through counsel of its own choosing, reasonably acceptable to the Indemnitees, any third party legal action or other claim, but any Indemnitee may, at its election, participate in the defense thereof at its sole cost and expense; provided, however, that if the indemnifying party shall fail to defend any such legal action or other claim, then the Indemnitees may defend, through counsel of their own choosing, such legal action or other claim, and (so long as it gives the indemnifying party at least thirty
         (30) days' written notice of the terms of any proposed settlement thereof and permits the indemnifying party to then undertake the defense thereof) settle such legal action or other claim, and to recover from the indemnifying party the amount of such settlement or of any judgment and any other Indemnified Liabilities incurred in connection therewith. The indemnifying party shall not compromise or settle any such legal action or other claim without the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                  DESA HOLDINGS CORPORATION


                                  By  /s/___________________________

                                  Its ______________________________

                                  JWC EQUITY FUNDING, INC.




                                  By  /s/___________________________

                                  Its ______________________________

                                  UBS CAPITAL LLC

                                  By  /s/___________________________

                                  Its ______________________________


                                  JACKSON NATIONAL LIFE INSURANCE
                                  COMPANY

                                  By:  PPM America, Inc., as attorney in fact,
                                       on behalf of Jackson National Life
                                       Insurance Company


                                       By  /s/___________________________

                                       Its ______________________________

                                  OLD HICKORY FUND I, LLC

                                  By:  PPM America, Inc., its manager


                                       By  /s/___________________________

                                       Its ______________________________

                                  RELIASTAR FINANCIAL CORP.


                                  By  /s/___________________________

                                  Its ______________________________


                                                 SCHEDULE OF PURCHASERS AND SELLERS


                                                                             SELLERS
                           -------------------------------------------------------------------------------------------------------
                                         JWC Equity Funding, Inc.                               UBS Capital LLC
                           ----------------------------------------------------  -------------------------------------------------

                                                           Warrants                                          Warrants
                                                              to                                               to
                             Shares of     Shares of       Purchase               Shares of   Shares of      Purchase
                              Voting       Series C        Warrant    Purchase     Voting     Series C       Warrant      Purchase
PURCHASERS                    Common       Preferred        Shares     Price       Common     Preferred       Shares       Price
-------------------------  -----------    ----------     -----------  ---------  ----------  -----------    -----------   --------

Jackson National Life
Insurance Company, PPM
America, Inc., as attorney
in fact, on behalf of
Jackson National Life
Insurance Company           369,424.716    9,600.34202   143,568.402            100,581.284   2,613.83358    39,088.598

Old Hickory Fund I,
LLC, PPM America, Inc.,
its manager                   5,625.402      146.19810     2,186.652              1,531.598      39.80377       595.348

ReliaStar Financial Corp.   126,961.794    3,930.00000    58,771.578             34,567.206   1,070.00000    16,001.422


                                LIST OF EXHIBITS


Exhibit A - Warrants

Exhibit B - Amended Stockholders Agreement

Exhibit C - Preferred Tagalong Agreement

Exhibit D - Sullivan & Worcester LLP Opinion

Exhibit E - Amendment to the Company's Charter


                    [Exhibits have not been
                    included and are available upon request]

                          LIST OF DISCLOSURE SCHEDULES


                    [Disclosure schedules have not been
                    included and are available upon request]